UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2021

C-Bond Systems, Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-53029	26-1315585
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

6035 South Loop East, Houston, TX 77033

(Address of principal executive offices) (zip code)

(832) 649-5658

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Explanatory Note

On June 30, 2021, C-Bond Systems, Inc., a Colorado corporation (the “Company” or “C-Bond”), entered into a Share Exchange Agreement and Plan of Reorganization (the “Exchange Agreement”) with (i) Mobile Tint LLC, a Texas limited liability company doing business as A1 Glass Coating (“Mobile”), (ii) the sole member of Mobile (the “Mobile Shareholder”), and (iii) Michael Wanke as the Representative of the Mobile Shareholder. Pursuant to the Exchange Agreement, C-Bond agreed to acquire 80% of Mobile’s units, representing 80% of Mobile’s issued and outstanding capital stock (the “Mobile Shares”).

Item 1.01 Entry into a Material Definitive Agreement.

On July 22, 2021, C-Bond closed the Exchange Agreement and acquired 80% of the Mobile Shares. The Mobile Shares will be exchanged for restricted shares of C-Bond’s common stock, par value $0.001 (“Common Stock”), in an amount equal to $800,000, divided by the average of the closing prices of C-Bond’s Common Stock during the 30-day period immediately prior to the closing as defined in the Exchange Agreement. Two years after closing, C-Bond has the option to acquire the remaining 20% of Mobile’s issued and outstanding membership interests in exchange for a number of shares of C-Bond’s Common Stock equal to 300% of Mobile’s average EBIT value, divided by the price of C-Bond’s Common Stock as defined in the Exchange Agreement (the “Additional Closing”).

The Company also entered into an Amendment to the Exchange Agreement, dated July 21, 2021, which, among other things, stipulates that for U.S. federal income tax purposes the Exchange and the Additional Closing (if exercised) are intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations, and the definition of “Total EBIT Value” shall mean Mobile’s net income, before income tax expense and interest expense have been deducted, for the period beginning on July 1, 2021 and ending on June 30, 2023, plus fifty percent (50%) of the Mobile Shareholder’s Base Salary, as defined in the Executive Employment Agreement dated July 21, 2021, between the Mobile Shareholder and the Company (the “Employment Agreement”), as described below.

The Exchange Agreement transaction documents include the Operating Agreement of Mobile (the “Operating Agreement”) which, among other things, appoints Mr. Wanke, Scott R. Silverman, and Allison Tomek as the Managers of Mobile, and governs the operations of Mobile as outlined therein. Under the terms of the Operating Agreement, the Managers shall not have the authority to perform or approve the following actions, among other things, unless such action is also approved by a unanimous vote: to terminate the existing lease between Company and MDW Management, LLC; to borrow money for the Company from banks, other lending institutions, the Manager, Members, or affiliates of the Manager or Members; to establish lines of credit in the name of the Company with financial institutions such as banks or other lending institutions; to determine and declare distributions to Members of Mobile.

In connection with the Exchange Agreement, the Company entered into a Piggy-Back Registration Rights Agreement dated July 20, 2021 (the “Registration Rights Agreement”) with Mobile, the Mobile Shareholder, and Mr. Wanke, pursuant to which if at any time on or after the date of the closing, the Company proposes to file any Registration Statement (a “Registration Statement”) with respect to any offering of equity securities by the Company for its own account or for shareholders of the Company, other than a Form S-8 Registration Statement, a dividend reinvestment plan, or in connection with a merger or acquisition, then the Company shall (x) give written notice of such proposed filing to the holders of registrable securities no less than ten (10) days before the anticipated filing date of the Registration Statement, and (y) offer to the holders of registrable securities the opportunity to register the sale of either (i) an amount of registrable securities equal to the total number of shares of the Company’s common stock being registered in such Registration Statement that are being offered solely for the Company’s account excluding the registrable securities; or (ii) an amount of registrable securities equal to the total number of shares of the Company’s common stock being registered for resale by shareholders of the Company excluding the registrable securities.

On July 21, 2021, the Company entered into the Employment Agreement with Mr. Wanke, the President of Mobile, to serve as the President of C-Bond’s Safety Solutions Group. Under the three-year Employment Agreement, Mr. Wanke will receive a base salary of $240,000 per year, which may be increased from time to time with the approval of the board of directors. In addition, Mr. Wanke may receive an annual bonus as determined by the board of directors. It is understood that although Mr. Wanke’s base salary will be paid by Mobile, 50% of the base salary will be allocated to the expenses of Mobile, and the other 50% of the base salary will be allocated to the expenses of the Company.

In connection with the Exchange Agreement, the Company was named as guarantor (“Guarantor”) of a Commercial Lease Agreement dated July 21, 2021, by and between landlord MDW Management, LLC, and tenant Mobile Tint, LLC d/b/a A-1 Glass (the “Lease”). The term of the Lease is 60 months, at a minimum monthly rent of $5,600 (not including tax), with two five-year options for the tenant to renew. The Company’s obligation as Guarantor of the Lease will terminate upon the occurrence of earlier of the following: (i) the date of Guarantor’s acquisition of 100% of the ownership interests of Mobile; (ii) the date that Guarantor beneficially owns less than an eighty percent (80%) ownership interest in Mobile; or (iii) two (2) years from and after the effective date of the guaranty.

The foregoing description of the Exchange Agreement is a summary only and is qualified in its entirety by reference to the full text of such document, filed as Exhibit 10.1 to the Current Report on Form 8-K filed on July 7, 2021. The foregoing description of the Amendment to the Exchange Agreement, Operating Agreement, Piggy-Back Registration Rights Agreement, Employment Agreement, and Lease are summaries only and are qualified in their entirety by reference to the full text of such documents, filed as Exhibit 10.2, 10.3, 10.4, 10.5, and 10.6, respectively,

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The offer, issuance and sale of such Mobile Units were (a) exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, (b) registered or qualified (or were exempt from registration or qualification) under the registration or qualification requirements of all applicable state securities Laws and (c) accomplished in conformity with all other applicable securities Laws.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
10.1	Share Exchange Agreement and Plan of Reorganization, dated June 30, 2021, by and between C-Bond Systems, Inc., Mobile Tint LLC, the sole member of Mobile, and Michael Wanke as the Representative of the Mobile Shareholder
10.2	Form of Amendment to the Exchange Agreement, dated July 21, 2021, by and between C-Bond Systems, Inc., Mobile Tint LLC, the sole member of Mobile, and Michael Wanke as the Representative of the Mobile Shareholder
10.3	Form of Operating Agreement of Mobile Tint LLC issued July 2021
10.4	Form of Piggy-Back Registration Rights Agreement, dated July 20, 2021, by and between C-Bond Systems, Inc., Mobile Tint LLC, the sole member of Mobile, and Michael Wanke as the Representative of the Mobile Shareholder
10.5	Executive Employment Agreement, dated July 21, 2021, by and between C-Bond Systems, Inc. and Michael Wanke
10.6	Form of Commercial Lease Agreement, dated July 20, 2021

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C-Bond Systems, Inc.

Date: July 26, 2021	By:	/s/ Scott R. Silverman
	Name:	Scott R. Silverman
	Title:	Chief Executive Officer

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